EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officers of Samson Oil & Gas Limited (the “Company”), do hereby certify, to such officer’s knowledge, that:

(1)   The Quarterly Report on Form 10-Q for the quarter and six months ended December 31, 2013 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terence Barr
Terence M. Barr
President, Chief Executive Officer and Managing Director
February 10, 2014

/s/ Robyn Lamont
Robyn Lamont
Chief Financial Officer
February 10, 2014